SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: June 26, 2002



                           CompleTel Europe N.V.
             (Exact Name of Registrant as Specified in Charter)


The Netherlands                 000-30075                      98-0202823
 (State or other                (Commission                    (IRS Employer
 jurisdiction of                File Number)                   Identification #)
 incorporation)


                                  Blaak 16
                     3011 TA Rotterdam, The Netherlands
                  (Address of Principal Executive Office)


                              (31) 20 666 1701
            (Registrant's telephone number, including area code)



ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
-----------------------------------------------------

On June 21, 2002, CompleTel Europe N.V. (the "Company"), was notified by Arthur Andersen (The Netherlands), the Company's independent auditor since its inception, that Arthur Andersen had resigned as auditor for the Company. Arthur Andersen's resignation results from the acquisition of Arthur Andersen's audit practice in The Netherlands by Deloitte & Touche Accountants. Consequently, as of June 21, 2002, Arthur Andersen will no longer serve as the Company's independent auditor.

Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2000 and 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles, except that Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2001, stated that the Company's recurring losses from operations and its expectation to utilize its existing cash resources during 2002 raise substantial doubt about the Company's ability to continue as a going concern. During the two most recent fiscal years, and the interim period through the date of Arthur Andersen's resignation, the Company had no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statement for these periods, and there were no reportable events within the meaning of Item 304(a)(1)(v) of SEC Regulation S-K.

The Company is currently finalizing the selection of its new auditor. In accordance with the requirements of Item 4(b) of Form 8-K, the Company will file a current report on Form 8-K once its new auditor is selected.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

16.1     Letter dated June 21, 2002, from Arthur Andersen to the Company.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                                     COMPLETEL EUROPE N.V.


DATE:  June 26, 2002                        By: /s/ John Hugo
                                               ---------------------------------
                                               John Hugo
                                               Corporate Controller
                                               (Principal Accounting Officer)



                                                                    Exhibit 16.1



June 21, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Gentlemen and Ladies:

We have read the statements made by Completel Europe N.V. ("Completel"), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of Completel's Form 8-K report, on or about June 21, 2002. We agree with the statements concerning our firm in such Form 8-K.

Very truly yours,


/s/  ARTHUR ANDERSEN